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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported) January 14, 2000


         GREENWICH CAPITAL ACCEPTANCE, INC. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1999, relating to the Fifth Third Mortgage Loan Trust 1999-1 Mortgage Loan Pass-Through Certificates, Series 1999-1).

                      GREENWICH CAPITAL ACCEPTANCE, INC.
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            (Exact name of registrant as specified in its charter)

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


                  Delaware                                     333-90547                            06-1442101
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  (State or Other Jurisdiction                              (Commission                        (I.R.S. Employer
           of Incorporation)                                File Number)                       Identification No.)




600 Steamboat Road
Greenwich, Connecticut                                                                              06830
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Address of Principal                                                                                (Zip Code)
Executive Offices)

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Registrant's telephone number, including area code (203) 625-2700
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Item 5.      Other Events.
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         On December 29, 1999, Greenwich Capital Acceptance, Inc. entered into a Pooling and Servicing Agreement dated as of December 1, 1999 (the "Pooling and Servicing Agreement"), by and among Greenwich Capital Acceptance, Inc., as depositor, Fifth Third Bank affiliates, as sellers (the "Sellers"), Fifth
Third Bank, as master servicer and Bank One, National Association, as trustee and into a Mortgage Loan Purchase Agreement dated as of December 1, 1999 (the "Mortgage Loan Purchase Agreement"), by and among Greenwich Capital
Acceptance, Inc., as purchaser, the Sellers and Fifth Third Bank. The Pooling and Servicing Agreement is annexed hereto as Exhibit 10.1 and the Mortgage
Loan Purchase Agreement is annexed hereto as Exhibit 10.2.



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Item 7.      Financial Statements, Pro Forma Financial
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             Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         10.1    Pooling and Servicing Agreement

         10.2    Mortgage Loan Purchase Agreement

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREENWICH CAPITAL ACCEPTANCE, INC.



                                By:/s/ John Graham
                                   _________________________________
                                   Name:   John Graham
                                  Title:   Vice President




Dated:  January 11, 2000







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                                 Exhibit Index
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Exhibit                                                            Page
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10.1       Pooling and Servicing Agreement
10.2       Mortgage Loan Purchase Agreement